As filed with the Securities and Exchange Commission on August 12, 2015

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

STONE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	72-1235413
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Road

Lafayette, Louisiana 70508

(Address of principal executive offices, including zip code)

Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan

(Full title of the plan)

Lisa S. Jaubert

Senior Vice President, General Counsel and Secretary

Stone Energy Corporation

625 E. Kaliste Saloom Road

Lafayette, Louisiana 70508

(337) 237-0410

(Name, address and telephone number of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller Reporting Company	☐

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price (2)	Amount of registration fee (3)
Common Stock, $0.01 par value per share	1,760,000 shares	$5.08	$8,940,800	$1,039

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), there are also being registered such additional shares of Common Stock (defined below) as may become issuable pursuant to the adjustment provisions of the Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (the “Plan”).
(2)	The proposed maximum offering price per share and proposed maximum aggregate offering price for the 1,760,000 shares of Common Stock being registered hereby have been estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) under the Securities Act based on a price of $5.08, which is the average of the high and low trading prices per share of Common Stock as quoted on the New York Stock Exchange on August 6, 2015.
(3)	Pursuant to General Instruction E to Form S-8, a filing fee is only being paid with respect to the registration of an additional 1,760,000 shares of Common Stock under the Plan.

EXPLANATORY NOTE

Stone Energy Corporation, a Delaware corporation (the “Registrant”), is filing this Registration Statement (the “Registration Statement”) pursuant to General Instruction E of Form S-8 to register the offer and sale of an additional 1,760,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), that may be issued under the Plan, which consists of (a) 1,600,000 additional shares reserved and available for issuance in connection with awards under the Plan pursuant to the Second Amendment to the Plan, and (b) 160,000 shares in respect of shares of Common Stock originally related to awards granted under the Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock and that again become available for the issuance of awards under the Plan in accordance with the terms and conditions of the Plan.

Except as otherwise set forth below, the contents of the following Registration Statements on Form S-8 relating to the Plan (including its predecessor plans), which were filed with the Securities and Exchange Commission (the “Commission”) on the dates indicated, including any and all post-effective amendments thereto, are incorporated by reference into this Registration Statement as permitted by General Instruction E of Form S-8: (i) Form S-8 filed on June 17, 2011 (Commission File No. 333-174992), (ii) Form S-8 filed on July 2, 2009 (Commission File No. 333-160424), (iii) Form S-8 filed on July 29, 2003 (Commission File No. 333-107440), (iv) Form S-8 filed on July 2, 2001 (Commission File No. 333-64448), (v) Form S-8 filed on September 27, 1999 (Commission File No. 333-87849), and (vi) Form S-8 (Commission File No. 033-67332).

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8	Exhibits.

Unless otherwise indicated below as being incorporated by reference to another filing of the Registrant with the Commission, each of the following exhibits is filed herewith:

Exhibit Number	Description

4.1	Certificate of Incorporation of Stone Energy Corporation, as amended (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-12074)).

4.2	Certificate of Amendment to Certificate of Incorporation of Stone Energy Corporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 22, 2015 (File No. 001-12074)).

4.3	Amended & Restated Bylaws of Stone Energy Corporation, dated December 19, 2013 (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 001-12074)).

4.4	Second Supplemental Indenture, dated January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., successor to JPMorgan Chase Bank, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 29, 2010 (File No. 001-12074)).

4.5	Indenture, dated January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 29, 2010 (File No. 001-12074)).

4.6	First Supplemental Indenture, dated January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 29, 2010 (File No. 001-12074)).

4.7	Indenture related to the 1 3⁄4% Senior Convertible Notes due 2017, dated as of March 6, 2012, among Stone Energy Corporation, Stone Energy Offshore, L.L.C. and The Bank of New York Mellon Trust Company, N.A., as trustee (including form of 1 3⁄4% Senior Convertible Senior Note due 2017) (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission March 6, 2012 (File No. 001-12074)).

4.8	Second Supplemental Indenture, dated as of November 8, 2012, to the Indenture, dated as of January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on November 8, 2012 (File No. 001-12074)).

4.9	Third Supplemental Indenture, dated as of November 26, 2013, to the Indenture, dated as of January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on November 27, 2013 (File No. 001-12074)).

4.10	Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A for the Registrant’s 2009 Annual Meeting of Stockholders (File No. 001-12074)).

4.11	First Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Exhibit 4.6 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 001-12074)).

4.12	Second Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 22, 2015 (File No. 001-12074)).

4.13	Third Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 22, 2015 (File No. 001-12074)).

5.1*	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

23.1*	Consent of Independent Registered Public Accounting Firm.

23.2*	Consent of Netherland, Sewell & Associates, Inc.

23.3*	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

24.1*	Powers of Attorney (included on the signature page of this Registration Statement).

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lafayette, State of Louisiana, on August 12, 2015.

STONE ENERGY CORPORATION

By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert
Senior Vice President, General Counsel and
Secretary

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below authorizes and appoints each of David H. Welch and Kenneth H. Beer, and each of them, severally, acting alone and without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities to sign any and all amendments (including pre- and post-effective amendments) to this Registration Statement and any additional registration statement pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or his or their substitute or substitutes may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David H. Welch	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	July 22, 2015
David H. Welch

/s/ Kenneth H. Beer	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	July 21, 2015
Kenneth H. Beer

/s/ Karl D. Meche	Director of Accounting and Treasurer
Karl D. Meche	(Principal Accounting Officer)	July 21, 2015

/s/ George R. Christmas
George R. Christmas	Director	July 20, 2015

/s/ B.J. Duplantis
B.J. Duplantis	Director	July 20, 2015

/s/ Peter D. Kinnear
Peter D. Kinnear	Director	July 22, 2015

/s/ David T. Lawrence
David T. Lawrence	Director	July 20, 2015

/s/ Robert S. Murley
Robert S. Murley	Director	July 20, 2015

/s/ Richard A. Pattarozzi
Richard A. Pattarozzi	Director	July 20, 2015

/s/ Donald E. Powell
Donald E. Powell	Director	July 20, 2015

/s/ Kay G. Priestly
Kay G. Priestly	Director	July 24, 2015

/s/ Phyllis M. Taylor
Phyllis M. Taylor	Director	July 23, 2015

EXHIBIT INDEX

Unless otherwise indicated below as being incorporated by reference to another filing of the Registrant with the Commission, each of the following exhibits is filed herewith:

Exhibit Number	Description

4.1	Certificate of Incorporation of Stone Energy Corporation, as amended (incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-12074)).

4.2	Certificate of Amendment to Certificate of Incorporation of Stone Energy Corporation (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 22, 2015 (File No. 001-12074)).

4.3	Amended & Restated Bylaws of Stone Energy Corporation, dated December 19, 2013 (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 001-12074)).

4.4	Second Supplemental Indenture, dated January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., successor to JPMorgan Chase Bank, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 29, 2010 (File No. 001-12074)).

4.5	Indenture, dated January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 29, 2010 (File No. 001-12074)).

4.6	First Supplemental Indenture, dated January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 29, 2010 (File No. 001-12074)).

4.7	Indenture related to the 1 3⁄4% Senior Convertible Notes due 2017, dated as of March 6, 2012, among Stone Energy Corporation, Stone Energy Offshore, L.L.C. and The Bank of New York Mellon Trust Company, N.A., as trustee (including form of 1 3⁄4% Senior Convertible Senior Note due 2017) (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission March 6, 2012 (File No. 001-12074)).

4.8	Second Supplemental Indenture, dated as of November 8, 2012, to the Indenture, dated as of January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on November 8, 2012 (File No. 001-12074)).

4.9	Third Supplemental Indenture, dated as of November 26, 2013, to the Indenture, dated as of January 26, 2010, among Stone Energy Corporation, Stone Energy Offshore, L.L.C., and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on November 27, 2013 (File No. 001-12074)).

4.10	Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A for the Registrant’s 2009 Annual Meeting of Stockholders (File No. 001-12074)).

4.11	First Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Exhibit 4.6 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 001-12074)).

4.12	Second Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 22, 2015 (File No. 001-12074)).

4.13	Third Amendment to Stone Energy Corporation 2009 Amended and Restated Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 22, 2015 (File No. 001-12074)).

5.1*	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

23.1*	Consent of Independent Registered Public Accounting Firm.

23.2*	Consent of Netherland, Sewell & Associates, Inc.

23.3*	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

24.1*	Powers of Attorney (included on the signature page of this Registration Statement).

*	filed herewith